Business Plan Presentation Proprietary and Confidential, Subject to FRE 408 and Equivalents Subject to NDA Exhibit 99.3

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Agenda Global Eagle Entertainment Inc. (“Global Eagle” or the “Company”) is pleased to provide an update on its business, strategic transformation plan and financial outlook Introduction & Company overview Discussion of the Company’s business verticals Media & Content (M&C) Services Connectivity for Mobility Connectivity integration concept Inflight Connectivity (IFC) Maritime, Enterprise and Government (MEG) Management’s strategic plan and transformation plan considerations Long-term financial outlook

Business Plan Presentation Section One Introduction Investor Presentation (Confidential & Subject to Operative NDA) Subject to FRE 408

Solutions that connect, entertain and inform passengers and remote workers, enriching time with fast internet, live TV, games and applications Airlines Maritime Enterprise & Government Satellite-based Connectivity Movie & TV licensing and delivery Content programming & delivery Digital media applications Billing and reporting services Operational analytics Passenger Airlines Charter & Cargo Ops Government & VVIP Cruise and ferry Energy and Shipping Yachts Enterprise mobility Government agencies Military & Intelligence Global Eagle at a Glance Investor Presentation (Confidential & Subject to Operative NDA) Subject to FRE 408

Management Team

Seasoned team with deep expertise in media, connectivity & mobility



Josh Marks
CEO

- Joined in 2015 via masFlight acquisition
- 20+ years senior exec. experience in Aviation and Internet industries



Christian Mezger
CFO

- Joined in 2019
- CFO at Ciber, Inc.
- Business unit finance leader at Hewlett Packard



Per Norén
President

- Joined in 2017
- Prior senior positions at Boeing; CEO of aviation software co.



Peter Lopez
VP Finance & IR

- Joined in 2017
- Prior senior positions at The Boston Company and Lombardia Capital Partners



Zant Chapelo
SVP - Chief People Officer

- Joined in 2013
- Previously CPO at Workflow One; sales leader at NCR and LexisNexis; 20 years military



Kim Nakamaru
SVP - General Counsel & Corp. Secretary

- Joined in 2016
- Practiced M&A, corporate law at McGuireWoods; law clerk for US District Court

---



Mike Pigott
SVP - IFC

- Founding team member in 2009 as General Counsel
- Prior leader of IFC product dev.



Cynthia Gillis
SVP - MEG

- Joined in 2017
- Previously VP of Sales at Harris Caprock and Honeywell



Terri Davies
SVP - M&C

- Joined in 2018
- Prior senior positions at Sony Pictures, Deluxe Entertainment

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Investor Presentation (Confidential & Subject to Operative NDA)
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Global Eagle

Key Highlights

Expect recovery to pre-COVID Adj. EBITDA(1) by FY 2022

Diversified Business

- Global blue-chip customers in aviation, maritime, government and land for satellite connectivity and entertainment solutions
- Balanced mix of revenue lines across geographies / end-markets with growth

Market Share & Positioning

- Strong position in large, growing connectivity market – proven products and reliability
- Dominance in traditional IFE content market
- Growing penetration of addressable market

Management Team

- Proven track record of success at other industry-leading companies and Global Eagle
- Recent execution and wins validate connected entertainment, go-to-market strategy


Global Eagle™

Connected Entertainment

- Connected systems and new wireless IFE products leverage best-in-class content
- Combination of content & connectivity drives new opportunities for revenue and licensing

Competitive Advantages

- Scale benefits of existing installed customer base across verticals and global regions
- Long-term content customer relationships
- Existing satellite and ground infrastructure

Cash Flow Generation

- Focused on improving cash flow through organic revenue growth, a lower cost structure and a stable level of capital investments
- Connectivity industry is becoming less capital intensive with fewer free equipment deals

New Market Opportunities

- Disruption of seatback IFE market through high-definition wireless entertainment, with over-the-air updates and passenger portals
- Growth in installed base across global aircraft, maritime vessels and government programs

(1) Adjusted EBITDA in this Presentation is defined in the "Non-GAAP Financial Measures" slide in the back of this presentation

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Global Eagle

Integrated Passenger Experience

Portfolio of essential, innovative and interconnected services

Delivering mobility-optimized broadband connectivity and entertainment for passengers, crews and governments across air, sea and land markets

- Leading **broadband connectivity** provider to global aviation and maritime through global and scalable open-architecture satellite network
- Leading provider of **on-board digital entertainment services** (movies, television, games and mobile apps) enabling cabin entertainment systems
- Expanding **analytics** suite for passenger and operational business intelligence
- Long-term technology investments in high speed antenna technology, software-defined networking, and cloud-based content services driving revenue growth and margin efficiency



Connect
Global coverage & redundancy
High performance
Entertain
Premium moves, games, TV
Native HD cloud platform
Broadband Connectivity
airconnect global
MTN
EMC
PRIVA
Deliver real-time entertainment
Media & Content
Open
Generate revenue
Optimize media investments
airtime
Pulse
masFlight
Analytics & Personalization
Inform
AirTime™ – framework
Pulse™ – focus spend
masFlight™ – cloud BI
EIM
emphasis
fairdeal
criterion

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Investor Presentation (Confidential & Subject to Operative NDA)
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Global Eagle

Growth Through Acquisitions SPAC combined leading Inflight Connectivity (IFC) and Inflight Entertainment (IFE) companies in 2013; expanded to Maritime, Enterprise & Government (MEG) through EMC/MTN acquisition in mid-2016 The Company comprises 20 predecessor companies with a global footprint Integrated portfolio of Internet connectivity, antenna and aircraft component engineering, media acquisition and processing services, passenger interfaces and billing systems, and operational analytics Consistent execution on integration has driven significant financial improvement: reduced headcount from 1,600 in 2018 to <1,000 mid-2020, launched consolidated ERP, reduced office locations and consolidated network infrastructure Geographical Revenue United States 45% Other 7% Europe 20% Asia & Middle East 28% Segment Revenue Connectivity 53% Media & Content 47% Connectivity Segment Maritime 33% Aviation 52% Enterprise & Government 15% Since 2018, focus on integration, simplification and portfolio synergies All numbers FY19

Overview of Business Verticals

Connectivity & entertainment services for mobility applications


Southwest






	Inflight Connectivity ("IFC")	Maritime, Enterprise & Gov't ("MEG")	Media & Content ("M&C")
Business Overview	• Leading satellite-based Wi-Fi connectivity for B737/A320 fleets • Significant growth of active fleet expected by year end 2023 • Boeing Line Fit provider • Focused on short-haul, with expansion potential for long-haul • Revenue model is largely a fixed monthly recurring charge, sold on long-term contracts • Proprietary high speed antenna	• Connectivity and entertainment solutions for maritime, government, energy and shipping customers • Key customers include cruise lines, government, VVIP yacht owners and large enterprises • Revenue model is multi-year contracts at fixed monthly rate, plus revenue shares for passenger WiFi sold for certain cruise lines • Government programs include intelligence and secret activities	• In-flight entertainment ("IFE") and content solutions to 90+ international airlines (~60% market share) • Manage curation, procurement and production of passenger entertainment services • Focused on long-haul, with expansion potential for short-haul • Revenue model tied to flight segments operated, increasingly driven by subscription model with recurring revenue
2019 Revenue (act.)	~$180 million	~$170 million	~$310 million
2020 Revenue (fore.)	~$140 million	~$135 million	~$180 million
2021 Revenue (fore.)	~$185 million	~$145 million	~$190 million

10 Investor Presentation (Confidential & Subject to Operative NDA)
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Global Eagle

Durable Competitive Advantages

Strong market position from scale, expertise and unique technologies

Vertical Market	Market Advantages	Defensible Advantages
Airline Connectivity	• Program expertise for B737/A320 aircraft • Large fleet operations – experience with 100+ aircraft fleets with high density usage • Fully integrated equipment supply chain • Flexibility – avoid technological lock-in	• Antenna design, IP and manufacturing • IP/patents for operations & interfaces • Deep entertainment & TV integration • Open-architecture network – scalable, reliable and global coverage, LEO/MEO compatible
Airline Entertainment	• Market-leading scale – the safe choice • Expertise with diverse IFE systems • Global footprint – people and content • Exclusive distribution relationships • Ability to process high-definition content	• Digital content supply chain (Open™) • Strong Hollywood studio relationships • Proprietary content for Asian, Indian and Middle Eastern audiences • Pulse™ data analytics platform
Cruise Ships	• Gigabit-class performance from current-generation geostationary satellites • Integrated billing, on-board support and television programs • Global scale and network breadth supports itineraries to Asia, Alaska, remote locations	• Network Resource Management (NRM) and associated SD-WAN technologies • Comprehensive IP portfolio • Shared provisioning with aviation – attractive distribution partner for satellite operators • Scaled field & last-mile support
Other Maritime and Government	• Shared infrastructure with aviation & cruise • Shared field support • Experience in mission-critical programs • US domiciled headquarters for gov't programs	• Secure teleport and ground network for classified/secret ops programs • NRM/SD-WAN technologies • Entertainment integration (yachts, US Army, energy customers)

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Global Eagle

Synergies Between Verticals Global Airlines (IFE/IFC) MEG IFE CSP Services Content Purchasing & Licensing Games Advertising IFC Wi-Fi & TV Bandwidth Purchasing (Aviation, MEG and TV Broadcasting) Network Modems & Operations MEG Wi-Fi Services In-House Content Distribution (Emphasis, Fairdeal, EIM) 3rd Party CSPs Back-Office Functions (Finance, IT, Legal, People Services) W-IFE Connectivity and entertainment create scale and portfolio efficiencies We serve aviation, maritime and land markets with common inputs (bandwidth for connectivity and TV, content for IFE and IFC) with scale benefits and unified commercial, executive and back-office teams

Global Reach Current Major Office Locations (Centers of Excellence) Network Facilities (Teleports and Private Network Stations) We serve a global clientele with localized network & media capabilities Our ongoing transformation consolidates production and back-office functions in Centers of Excellence – simplifying our global presence

Balanced business. In 2019, Connectivity was 53% revenue, Media & Content 47% revenue Customer diversification. Southwest Airlines accounted for 21% of revenue in FY19 (18% FY18); no other customer was more than 5% in either FY19 or FY18 Maritime & Land Aviation Connectivity (major fleets) Connectivity Media & Content Established Customer Base Broad, blue-chip customer base with organic growth opportunities

Differentiated Positioning Our portfolio addresses customer requirements across geography, mobility platform, and applications – we are not limited by coverage area or any single satellite technology We win through unparalleled flexibility, scaled economics, integrated solutions and local services (commercial, implementation, licensing, field support and repair) We provide global end-to-end mobility services & media integration Only global connectivity and entertainment provider to offer a full suite of integrated passenger experience capabilities We are well positioned to integrate new satellite innovations and partner with new entrants and incumbents – best distribution partner for mobility

Successful Strategic Initiatives Multi-year track record of value accretion through integration activities Integrated Connectivity Supply Chain & Operations Leveraging global scale and cross-mobility market presence to improve network cost, utilization, automation and engineering Reduced bandwidth unit cost 65% since 2017 – we provide market-leading service at lower cost Developed scalable, open-platform architecture shared across mobility Digital Transformation of Media & Content Platform & Business Model Modernized media acquisition, processing, editing and distribution with industry’s first cloud platform – digitally native from studio to aircraft Captured top-tier media accounts due to technological innovation Driving cost savings using cloud to shift work to centers of excellence Enabling business transformation to subscription business model Reduced Operating Expenses and Backoffice Simplification Successful implementation of multi-year cost reduction and business integration program Headcount and facilities reduction enabled by new technology, workflow Integrated back-office functions that address predecessor inefficiencies Accelerating already-planned cost actions during COVID downturn

Significant Improvements Pre COVID-19 Free Cash Flow(3) Capital Expenditures ($ in millions) ($ in millions) (1)(4)(5) (4) (1) 2H 2019 numbers are annualized Adjusted EBITDA in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation Free Cash Flow in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation 1H 2019 had a ~$18mm working capital benefit, 2H 2019 a ~$(4)mm deficit $21mm of cash used in operations & $14mm in capital expenditures, annualized Revenue Adjusted EBITDA(2) ($ in millions) ($ in millions) CAGR: 7.4% CAGR: 16.6% (1) (1)

COVID-19 Actions Temporary Actions Permanent Actions Media & Content – Working with multiple studios and distributors. No material customer losses during COVID-19 reset. Pursuing new organic growth opportunities Connectivity – Renegotiated contracts (including payment terms) Operating Expenses – Elimination of professional services and contractors, rent reductions, and temporary halt to discretionary spend including travel & entertainment Labor – Salary reductions across the Company Tax – Deferred payments Media & Content – Business model changes with long-term benefits (consistent with transition plan), addressed two unprofitable non-core business lines, and initiated headcount reductions Connectivity – Renegotiated contracts and improved utilization Operating Expenses – Accelerated facilities consolidation Government Relief – Applied for government relief programs including US CARES, UK Furlough, and Canadian COVID-19 Economic Response Plan Decisive temporary and permanent steps taken to address COVID-19 Focused on mitigating COVID-related revenue loss through network flexibility, content procurement and operating expense reduction

COVID-19 Impact: Aviation Near-term challenges with increasing long-term opportunity Major reduction in airline fleets, flight schedules & overall passenger demand Content portfolio changes due to limited new releases, changing studio priorities Video-capable connectivity now critical for both business & leisure airline passengers Our monthly recurring charge (MRC) business model is proving resilient Recovery anticipated first for single-aisle short-haul aircraft – our IFC focus market Airlines are increasingly value-driven – ripe for new content services Hollywood black-out allows Global Eagle to push curated library content to airlines seeking value over premium titles, leveraging Open™ customer portal Opportunity to broaden content to digital-native creators and simplify licensing Business dependence on work-from-home, videoconferencing creates expectation of broadband-class connectivity, anytime Expect significant increase in passenger throughput requirements post-COVID for current customer base driving higher unit revenues for Global Eagle

COVID-19 Impact: Maritime & Land

Near-term challenges with increasing long-term opportunity

Cruise ship activity largely halted due to COVID-19 during Spring/Summer 2020

- Crews have remained on board; cruise lines have kept connectivity links activated
- Negotiations with cruise lines resulted in mutually acceptable amendments
- Expect return to normal operations in 2021

Expect prolonged impact on cruise revenue share programs and superyachts

- Social distancing likely to restrict passenger loads, impacting revenue share programs
- Expect secular demand for cruise ships to grow – cruise lines signal they will continue to build new ships and increase throughput
- Yacht activity expected to recover when immigration restrictions are lifted

We connect other markets less impacted by COVID-19

- Commercial maritime is growing as freight shifts from aircraft and land mobility
- Government/military largely unaffected, with continuing growth of military/intelligence
- Land-based enterprise market negative trends driven by 4G/5G and fiber, not COVID

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Investor Presentation (Confidential & Subject to Operative NDA)
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Global Eagle

Strategic Transformation

COVID-19 expected to create opportunity to pivot and transform

Global Eagle 2019	*Transformation*	Global Eagle 2020+
Connectivity for single-aisle short-haul airliners, cruise ships, yachts, enterprise/land, U.S. government	**Focus on mobility, integrate aviation & maritime connectivity operations, expand analytics**	Targeted focus on short-haul airliners, cruise, yachts, gov't - – expanded focus on shipping, air freight, energy transport
Synergies between Connectivity and Media & Content, and between Aviation & MEG largely uncaptured	**Use unique content, engineering capabilities to create new services for aviation & maritime**	Launch new hardware services for long-haul aircraft, new entertainment services for cruise ships and yachts
Custom content curation for Media & Content airlines – premium services and price points	**Leverage Hollywood disruption to focus content selection and simplify deal structure**	Channel-based content, broadening airline market base and cross-selling into maritime markets
Global network infrastructure including operations centers, teleports, and ground networks	**Transition to asset-light model, modernize infrastructure, and prepare for new technologies**	Flexible, software-defined network infrastructure optimized for mobility and rapid technology change

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Global Eagle

Post-COVID Earnings Assumptions

Backlog and cost actions expected to drive Adj. EBITDA[1] recovery

Path anticipates ongoing revenue and cost initiatives, including backlog execution, resumed MAX service and equipment revenue, and 2020 cost actions

Recovery in Activity		• Gradual return to pre-COVID activity by summer 2021 ▸ Cruise activity expected to resume in summer 2020, with passenger density levels lagging ▸ Flight levels expected to gradually increase to ~90% of 2019 levels by the end of 2021 • Positioned well for future wins relative to competitors
Connectivity	**Inflight Connectivity**	• Growth from Boeing 737 MAX re-activation (service and equipment revenue expected to resume in 4Q, production resumed in 2Q) and backlog execution • Expect continued margin improvement as additional aircraft are loaded onto provisioned network in Americas, EMEA
	MEG	• Cruise revenue momentum as on-ship demand increases ▸ Partially offset by prolonged reduction in passenger density through early 2021 • Stable performance in other verticals • Continued focus on cost management and resumption of integration activities
Media & Content		• CSP growth from large/premium airlines • Continued discipline on third-party content distribution • New growth and cost efficiencies based on Open™ platform • Reduced content needs to continue through COVID-19, with recovery in content volume in 2021
Operating Expenses		• Business transformation driving improvement in 2020 (back-weighted but accelerating due to COVID-19) through 2023 • Procurement, headcount and automation related • Consolidating global footprint of 38 offices into several centers of excellence, moving labor from high cost locations to lower cost environments
Capital Expenditures		• Limited ongoing annual maintenance capex of < $20mm • Growth capex planned for network and hardware upgrades to support higher margin improved service roll-out

(1) Adjusted EBITDA in this Presentation is defined in the "Non-GAAP Financial Measures" slide in the back of this presentation

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Investor Presentation (Confidential & Subject to Operative NDA)
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Global Eagle

Financial Forecast Revenue Adjusted EBITDA(1) Capital Expenditures Adjusted EBITDA(1) – Capex While the forecast assumes a gradual, prolonged recovery of activity levels, Adj. EBITDA(1) is forecasted to rebound during FY21 and exceed pre-COVID levels by FY22 ($ in millions) ($ in millions) ($ in millions) ($ in millions) Adjusted EBITDA in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation

Risks and Opportunities Faster-than-forecast recovery of aviation and maritime markets Collections recover faster than expected Direct government stimulus benefits Changes in vendor contracts Additional customer wins Boeing 737 MAX grounding lifted and/or production ramped up sooner than forecast Opportunities Risks Extended uncertainty and impact on travel sector caused by COVID-19 COVID social distancing extends further than forecast Government-directed aircraft groundings and cruise-line suspensions that trigger cancellation provisions Customer insolvencies (unrecoverable A/R) and/or relationship loss with key accounts Fleet retirements beyond levels in forecast Timing of Boeing 737 MAX production ramp-up and resumption of scheduled service We forecast Adj. EBITDA(1) to exceed pre-COVID levels by FY 2022 We take a balanced view of COVID impact with our base case return taking two years to recover Adjusted EBITDA in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation

Business Plan Presentation Section Two Media & Content (M&C) Services Investor Presentation (Confidential & Subject to Operative NDA) Subject to FRE 408

M&C: Introduction

Leading provider of on-aircraft passenger entertainment services

Business Overview

- **Leading global content service provider – CSP,** processing 10 petabytes of media for 1 billion passengers, including seatback & wireless IFE ("wIFE")
- **Top independent global content distributor** of movies, television, audio and live events for mobility applications
- **Varied integrated digital media offering**, including digital advertising, games, mobile apps and UX design for on-board entertainment
- **Cloud digital content factory** streamlines ingestion, compliance, processing, integration
- **Focus on long-haul** routes requiring content of higher quality and greater complexity
- **Differentiated passenger IFE experiences,** including 4K data processing, data analytics, and digital distribution and personalized content for routes, days, and end-users

Key Highlights

Orange County, CA
Centre of excellence plus global offices and warehouses

>90% Long-Haul Routes
and wIFE systems driving nascent short-haul growth

$311 million
2019A Revenue

$36 million
2019A Adj. EBITDA(1)

(2%) CAGR
Revenue
2019A – 2023E

10% CAGR
Adj. EBITDA(1)
2019A – 2023E

41.5%
2019 M&C revenue from top 10 customers

Product Offerings

Content Licensing


TOY STORY 4
the BIG BANG THEORY
FAMILY GUY
WESTWORLD

Content and Analytics





Digital Media



Select Customers

Singapore Airlines
Qatar Airways
United
ANA
Qantas
Air France
Emirates
Cathay Pacific
KLM

Global Eagle

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(1) Adjusted EBITDA in this Presentation is defined in the "Non-GAAP Financial Measures" slide in the back of this presentation

M&C: Long-Term Strategic Value

All-you-can-stream Internet unlikely to displace on-board IFE services

New satellites and constellations do not pose a long-term threat to GEE's CSP business

- 90%+ Media & Content revenue from IFE on long-haul, widebody aircraft that operate transoceanic
- Current and future geostationary satellites (including next-gen Ka) focus on land markets; primarily home Internet, enterprise applications
- Due to GEO orbital slots and beam concentration over land, **throughput is limited** over oceans and high latitudes – especially for aircraft antennas
- Long-haul aircraft carry more passengers who want to be entertained – eliminating IFE would drive massive passenger bandwidth demand
  - 200 individuals x 0.5 Mbps min. Netflix(1) = 100 Mbps minimum per aircraft
- **Multiple LEO constellations will be required** to provide 100+ Mbps with long-haul consistency: any long-haul IFE threat is at least a decade away, and GEE's IFC business would then benefit



GEE M&C Customers
Twin-aisle, high capacity
Transoceanic routes

While our IFC business benefits from streaming, our IFE business is protected

- Streaming IFC is effective for short-haul, regional flights, not for long-haul transoceanic
- Oceanic routes: limited coverage, throughput
- Costly bandwidth over these regions – more efficient to serve content to 200+ passengers from on-board wireless servers & seatbacks

Illustrative Diagram: *Throughput Limitations for Long-Haul IFC*


Limited Throughput Area
(5-25 Mbps Max Per Aircraft)
Peak Throughput Area
(50-100 Mbps Max Per Aircraft)
Peak Throughput Area
(50-100 Mbps Max Per Aircraft)
Equator
Next-Gen GEO HTS Satellites
Focused on North America, Europe
(300 Gbps to 1 Tbps)
Satellites designed to prioritize coverage, not throughput, over sparsely populated areas

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Investor Presentation (Confidential & Subject to Operative NDA)
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(1) help.netflix.com

Global Eagle

M&C: Strategy (1) COVID-19 expected to catalyze secular trends and create opportunities Evolving content inventory and digital platform shifts Airline budget sensitivities New release titles shift out, due to low theater attendance and production halt Studios placing new releases on digital platforms, increasing airline role as point of marketing and sale of subscription services GEE becomes a media partner with both IFE and IFC capabilities. Airlines are extremely cost-conscious during/after COVID-19 – total spend expected lower, but airlines likely to continue investing in IFE Airlines can use quality IFE to attract passengers even with thinned schedules and limited on-board services (e.g. food & beverage) GEE can adapt business model to drive economies of scale in content acquisition.

M&C: Strategy (2) COVID-19 expected to catalyze secular trends and create opportunities Strategic Imperative Transformation Our Key Actions Simplify media programming, processing and back office Package content, serve from Open™, digitize workflow Technology shift to cloud-based content processing Broaden content library while increasing local, quality titles Leverage new TV, episodic, short-form and YouTube HD content to meet passenger expectations Diversify content with digitally-native creator content Expand available markets Partner with studios, target advertising, new revenue share programs, expand verticals Increasing share requires new lower-cost solutions while maintaining premium clients We are transforming Media & Content to simplify programming, drive scaled economics, and increase value to airlines and studios

M&C: Current and Future Content Model Designed Around Broad New Release Features Bundled with Library & TV TV & Non-Traditional Audio Games Technical and Other Services Designed Around Base Packaged Channels Movies, TV, Non-Traditional, Regional and select New Releases New Release Features Branded Channels Audio Games Regional Content Specialized Channels Current Model Channel Subscription Model Technical and Other Services Transformation expected to align with customer and cost structure goals Add-on subscription Add-on subscription Add-on subscription Add-on subscription Add-on subscription

M&C: Transition Benefits & Timing Expect positive impact from late 2020 Promote customer loyalty, expand accessible market and win new customers Simplification and cost-reduction appeals to airlines Capture price-sensitive airlines through expanded product range Professional services and unique content will promote existing high-end customer loyalty 1 Optimize commercial, operational and financial workflow Align subscriptions and efficiencies in content selection, acquisition, royalties and financial accounting Simpler business model, recurring revenue stream and focused content library 2 Target spending with studios New partnership model Showcase content Leverage exposure to airlines (over Open™ portal) and passengers 3 Diversify content sources Partner with digital-native content creators (building for YouTube, Quibi and other platforms at 4K/HD quality) Innovate new business models with digital-native creators that can transition to major studios Create channels that appeal to regional customers 4

M&C: Open™ Enabling Technology Open™ Overview Key Benefits Open™ is a cloud-based content processing engine that automates the content value chain Open™ digitizes content transfer from studios and processing by technical staff in a centralized cloud factory, and client delivery Open™ ensures that all content licenses are centrally procured and available (enhances purchasing control and scale) Open™ is foundational to our plans for new widebody services Cloud-based content processing Reduces administrative requirement of procuring, tracking and processing content Shorter update cycle (including real time updates) Single hub for content results in Increased synergy with MEG content business Enhanced content processing capability More modifications can be made faster and more accurately than using current systems User-friendly customer-side interface Customers can easily review and select content, including new standardized packages and add-ons Facilitates upselling as customers see add-on content that is relevant to their base package Pulse™ analytics capability further enhances customer experience and improves Global Eagle insight into customer needs Modernized model powered by our proprietary cloud-based technology

M&C: Open™ Architecture Cloud-based content architecture hosted in Amazon Web Services

M&C: Long-Term Earnings Trends Segment P&L reflects successful transformation of the business Note: “Segment Adjusted EBITDA” reflects our three reporting units’ (IFC and MEG represent subdivisions of our Connectivity segment) Adjusted EBITDA with negative adjustments to reflect shared costs (and, in certain cases, related addbacks) allocated based on relative percentages of gross profit Depreciation includes Cost of Sales Depreciation and Operating Expense Depreciation Addbacks include Other Income / Expense, Stock Based Compensation, Extra Audit Fees, Severance Fees, Retention Fees, among other items Refer to Non-GAAP EBITDA Reconciliations (page 3) for other Addbacks Summary Forecast ($ in millions) Revenue Segment Adjusted EBITDA ($ in millions) ($ in millions)

Business Plan Presentation Section Three Connectivity for Mobility Overview Investor Presentation (Confidential & Subject to Operative NDA) Subject to FRE 408

Global Connectivity: Air, Sea and Land Leading connectivity provider specializing in last-mile service integration Global Eagle focuses on satellite connectivity integration, network operations, antennas and service management for global customers Global footprint and scaled infrastructure Only integrator with capabilities spanning all mobility verticals including aviation New innovations (modem, SD-WAN) increase efficiencies between aviation and maritime Open-architecture network incorporates capacity from all satellite designs, including geostationary (GEO) and low earth orbit (LEO) - key distribution partner for satellite operators Owned terrestrial infrastructure and proprietary aircraft antenna systems guarantee highest level of reliability and end-user performance We deliver global satellite connectivity to airline fleets, major cruise lines, superyachts, commercial shipping, enterprise and government customers Airliners Cruise Ships Government, UN & Energy (Sea and Land) Superyachts & Commercial Shipping

Connectivity Managed Solutions

Focus on last-mile integration, network flexibility and service delivery

THIRD-PARTY PARTNERSHIPS:
Satellite Capacity Leases

We lease the capacity we need
We have multiple partners for redundancy, scalability

GLOBAL EAGLE CAPABILITIES:
Everything but the satellite

SD-WAN Control Technology
Automated capacity management
Client IT integration


GEO HTS
GEO Widebeam
LEO/MEO
eutelsat
INTELSAT
SES
Telesat
ARABSAT
Antenna Systems
Installation & Repair
Cabin Wireless Systems
Billing Integration
Public Internet
MPLS Fiber
Teleport Facilities
Cruise Antenna Integration
TV, Movies and Internet
Guest Support & Billing Services

UNIQUE GLOBAL EAGLE CAPABILITIES (NOT SHARED WITH SATELLITE OPERATORS)

IP Traffic Prioritization	Modem Technology	Antenna Design & Cert.	Passenger Portals
Satellite Switchover	Quality Management	Antenna Installation	Billing Integration
Cybersecurity	Bandwidth Allocation	Repair Services	Live TV Broadcasting
Terrestrial Backhaul	Channel Bonding	Over-the-air Updates	Passenger Analytics

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Global Eagle

Intellectual Property

Patents, engineering designs and data platforms

Overview of Intellectual Property and Patents

Network Resource Management (NRM) – Proprietary platform integrating: (i) an SD-WAN for multi-link environments, (ii) traffic management across links, (iii) data tracking for link optimization, and (iv) service orchestration. Enables multi-WAN integration, application-driven routing, intelligent tiered services, and QoE measurement. Now live (IFC and MEG)

Airview – Custom designed operational control data collection and analytics solution for aviation IFC; enables small and flexible team to manage large fleets of connected aircraft. 10+ years of development and active service

Data Analytics Platform (Pulse, masFlight) – Cloud-based data warehousing and analytics platform. Used for key ground operational performance services at leading airlines; expanding into content and connectivity analytics today

Airtime – Framework platform for (i) creating custom UI/UX, (ii) enabling custom consumer services (e.g. flight tracker), and integrated back-office functions (e.g. billing and customer support). In service on all Global Eagle IFC customers

Network Management Tools – Automated satellite handover system; inclined orbit satellite tracker; doppler effect management; frequency optimization tools. Global Eagle has 10+ years in pioneering research and development experience in making a satellite based IFC network function at the highest service levels.

Noise Reduction System (NRS) and Non-GEO Booster – Patented system for software frequency management to suppress signal noise and system for using GEO modems to access Non-GEO satellites

The Company's trademarks include the "Global Eagle" name and brand as well as other proprietary brand names and platforms including Airconnect, Airtime and Open. Intellectual property and patents include provisional and pending.

NETWORK RESOURCE MANAGEMENT Pulse™ airtime másFlight airconnect

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Global Eagle

Satellite Operator Partnerships Maximize flexibility: new satellites will require distribution partners We are well positioned to integrate new satellite innovations and partner with new entrants and incumbents – best distribution partner for mobility Open Architecture Our network and antennas are compatible with LEO and MEO innovations – seamlessly Mobility Focused Only integrator with expertise and antenna certification across mobility vertical markets Global Scale & Reach Global footprint, licenses and service infrastructure critical for LEO new entrants Major technological disruption expected this decade in satellite space Significant barriers to entry in mobility service integration: requires antennas, installation and repair infrastructure, local licenses and passenger capabilities Global Eagle brings unique scale and flexibility to distribute bandwidth across mobility verticals, providing critical certifications and network management expertise Our customers get access to new technologies, redundancy from multiple operators, and Global Eagle’s global buying power

Network Synergies: Air, Sea and Land Unique capabilities versus other integrators and service providers Significant purchasing efficiencies and network utilization advantages result from operating aviation, maritime and land applications together Aviation, Energy and Government Shift capacity between aircraft and land sites Aviation and Cruise Dense airline traffic and cruise line demand Aviation and Yachts Peak demand from airlines and superyachts New modem technologies further increase network efficiencies between airliners & cruise ships Aviation and Enterprise Supporting infrequent flights and land mobility Shared capacity for long-haul aviation, commercial shipping and oceanic crossings for cruise & yacht Aviation, Energy and Maritime Supporting airlines, rigs and ferries

Business Plan Presentation Section Four Inflight Connectivity (IFC) Investor Presentation (Confidential & Subject to Operative NDA) Subject to FRE 408

IFC: Business Overview

Leader in single-aisle high-speed airline connectivity

Business Overview

- **Leading broadband connectivity provider** to global airlines through open-architecture satellite network, focusing on single-aisle aircraft fleets
- **Embedded entertainment services** including television and movies, games, maps, advertising and destination content
- **Long-term contracts** with recurring revenue in place with major airlines
- **Proven track record** of execution in In-Flight Connectivity sector
- Attractive business models that offer **significant benefits from scale**
- Service primarily provided to **short-haul routes** over land

Key Highlights

Lombard, IL headquarters plus global offices and warehouses	1500+ billable aircraft projected by year end 2023
$177 million 2019A Revenue	**$21 million** 2019A Adj. EBITDA(1)
14% CAGR Revenue 2019A – 2023E	40% CAGR Adj. EBITDA(1) 2019A – 2023E

>95%
recurring revenue

Business Products

Airtime (WiFi Connectivity)


Connect. Explore. Enjoy.

Hardware and Equipment



WiFi | Premium Movies | Popular TV Series | Games and Entertainment | IFE Portal

Primary Customers

Southwest, Air France, Norwegian, Turkish Airlines, Icelandair, LOT Polish Airlines, flydubai

(1) Adjusted EBITDA in this Presentation is defined in the "Non-GAAP Financial Measures" slide in the back of this presentation

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Global Eagle

IFC: Connected Fleets Focus on B737 and A320 family aircraft between Americas and EMEA Boeing 737NG and MAX VVIP Aircraft BBJ, B767-200/300ER Boeing 757 and 767 Boeing 737 Airbus A320 Family B737 and A321 Families B737 MAX B737NG and MAX We focus on geographically-operated fleets that maximize network utilization (including MEG capacity) and leverage existing certifications

IFC: In-House Antenna Technology Unique IP and engineering expertise, with Boeing Line Fit certification In-house antenna design, engineering & certification Antenna supply chain, kitting, spares and cabin equipment Retrofit & Boeing Line Fit install support, integration and repair Automated network analytics, over-the-air updates and support Global Eagle develops aircraft antenna solutions in-house with contract manufacturing We own key intellectual property of our aircraft antenna systems including design, component integration, control and antenna pointing software, and cabin equipment Antenna design is proven and reliable in field service – over 1,100 kits shipped with industry-leading uptime, lightweight and cost-effective design GEE control over intellectual property drives important competitive advantages, including linefit (factory installation) qualification and flexibility for LEO satellites

IFC: Passenger Service Integration Differentiation through passenger portals and integrated entertainment Certain design elements copyright Southwest Airlines Compelling destination content with advertising, sponsorships & monetization Movie library leverages GEE content platform and rights management High-quality live television with local programming, sports and non-linear titles Audio options including regional and hit content, with turnkey rights management Full games library with promotion and advertising for ancillary revenue In-house passenger portals create unique connected passenger experiences Internal development of passenger UX/UI and billing/customer service integration – proven to be a key differentiator against other IFC competitors Movies and high-definition live television offer compelling and more cost-effective entertainment vs. OTT services – preserving airline brand and passenger ecosystem We will leverage existing aircraft engineering, cabin connectivity, content packages and passenger interfaces to make Wireless IFE a compelling seatback-screen alternative

IFC: Antenna Roadmap R&D efforts focused on satellite network compatibility & flexibility Our antenna solutions are Ku-band and Ka-band compatible, with cost-effective overnight conversion option from Ku to Ka-band through component replacement Flat panel antenna development engineering continues – expect first installations in 2022. Designing for installations on business jets, yachts and government/military vehicles 2-Axis Ku-Band Antenna 1,000+ Units Shipped Boeing MAX Linefit 3-Axis Ku-Band High Speed 100+ Units, 500 Mbps per aircraft Two-Axis Ka-Band Retrofit Kit Enables Ku to Ka swap Flat Panel Antenna Ku and/or Ka Band Designed for airline retrofit & linefit + business jets, maritime & gov’t 2010 2019 2022 Active Development

B737 MAX: Return to Service Programs expected to return by 4Q 2020 based on customer comments Major 737 MAX customers include Southwest Airlines, flydubai and LOT Polish Return of the 737 MAX is expected to boost revenue, adjusted EBITDA(1) and free cash flow(2) as production ramps up through 2020 and 2021 Anticipated Financial Benefit from MAX Return to Service by Period Overview of Assumptions Production resumed May 2020, with service re-entry expected in 2H 2020 As a Boeing Linefit specialist for the 737 MAX, we see numerous growth opportunities as MAX operations resume Adjusted EBITDA in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation Free Cash Flow in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation

IFC: Long-Term Earnings Trends Significant Adj. EBITDA growth as we execute backlog and new services Note: “Segment Adjusted EBITDA” reflects our three reporting units’ (IFC and MEG represent subdivisions of our Connectivity segment) Adjusted EBITDA with negative adjustments to reflect shared costs (and, in certain cases, related addbacks) allocated based on relative percentages of gross profit Depreciation includes Cost of Sales Depreciation and Operating Expense Depreciation Addbacks include Other Income / Expense, Stock Based Compensation, Extra Audit Fees, Severance Fees, Retention Fees, among other items Refer to Non-GAAP EBITDA Reconciliations (page 3) for other Addbacks Summary Forecast ($ in millions) Revenue Segment Adjusted EBITDA ($ in millions) ($ in millions)

IFC: Non-Airline Growth Opportunities

Expected future growth from business jets, cargo and government aviation

- Non-airline markets present upside opportunities
- Intend to leverage ongoing investments in new growth markets in coming years
- Each market will operate on the same network as our global airline customers, avoiding complexity of competitors

Dedicated Freighters





- **Top 10 freight companies operate over 1,500 dedicated Boeing/Airbus freighters**
- Increasing focus on IFC for monitoring, technical operations and crew connectivity
- Leverages existing antenna and engineering capabilities, plus operations analytics platform

Mid/Large Business Jets





- **Approx. 22,000 business jets** in service with 7,000+ to be delivered in the next decade – of which 60% super-midsize and large models
- Flat panel antennas important to meet size, weight limitations
- **Common ownership** with GEE superyachts: cross sale opportunity

Government Aviation





- Opportunities in VVIP transport and military surveillance activities, currently effective third party monopoly
- GEE has relevant domain experience, including VVIP IFE services, antenna programs for military applications, growing government business unit

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Global Eagle

Business Plan Presentation Section Five Maritime, Enterprise & Government (MEG) Investor Presentation (Confidential & Subject to Operative NDA) Subject to FRE 408

Maritime, Enterprise & Gov't (MEG)

Diversified provider of connectivity and entertainment to sea and land

Business Overview

- **Global broadband Internet connectivity**, television and entertainment, on-board retail, and technology-differentiated network solutions
- Open-architecture network backbone with **comprehensive global coverage, high throughput capacity**, and **efficient utilization** of satellite beams
- Platform offers **strategically located teleports, secure global MPLS backhaul and terrestrial wireless networks** at major ports
- **Long-term contracts** with recurring revenue in place with premium cruise brands, superyachts and major global enterprises
- **Successful 2019 turnaround** demonstrates execution in MEG sectors
- Attractive business models that offer **significant benefits from scale and integration** with aviation infrastructure

Key Highlights

Miramar, FL headquarters plus global offices and warehouses	52 Patents and numerous pending patent applications
5,200+ Sites with recurring revenue	**>80%** recurring revenue
$170 million 2019A Revenue	**$14 million** 2019A Adj. EBITDA(1)(2)
1% CAGR Revenue 2019A – 2023E	6% CAGR Adj. EBITDA(1)(2) 2019A – 2023E

Business Units

Cruise & Large Ferry





Commercial Maritime



Superyacht



Enterprise & NGO



Government



Select Customers

Royal Caribbean International, Technip, Trace Systems, ATI, NCL Norwegian Cruise Line, Crystal Cruises, AT&T, International Monetary Fund, UN, United States Navy, WFP, Regent Seven Seas Cruises, Oceania Cruises, Disney Cruise Line

(1) Adjusted EBITDA in this Presentation is defined in the "Non-GAAP Financial Measures" slide in the back of this presentation
(2) Excludes EBITDA from JVs

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MEG: End Market Diversification

Only scaled integrator with major cruise, yacht, enterprise & government

	Maritime, Enterprise & Government (MEG) Business Unit				
	Cruise & Large Ferry	Large Yachts	Commercial Maritime	Enterprise & Land	Government
Business Activities	Connectivity, Content & Live Television for passengers and crewmembers	Connectivity for VVIP superyachts (2-25+ crew)	Connectivity for commercial shipping and oil & gas	Connectivity for enterprises, cellular backhaul & UN/NGOs	Connectivity for government, military and intelligence
Total Count YE19	292 ships	206 ships	411 ships	3,059 sites	179 ships plus non-disclosed activity
Revenue FY19	$69.9 million	$24.6 million	$22.7 million	$36.5 million	$16.2 million

NCL NORWEGIAN CRUISE LINE · Regent SEVEN SEAS CRUISES · Disney Cruise Line · Royal Caribbean INTERNATIONAL · OCEANIA CRUISES · International Monetary Fund · UN · United States Navy · TRACE SYSTEMS

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Global Eagle

MEG: Cruise Services

Largest capacity integrator and TV broadcaster to cruise ships

Business Unit Highlights

- Pre-COVID served over 160,000 cabins
- Segment driven by cruise requirements, which accommodate BYOD for 5,000+ passengers per vessel
- Global vessel deployment: ~35% Caribbean, ~15% Mediterranean and ~50% other top global cruise regions
- Leading TV broadcaster for Maritime with 40 live channels
- Typical contract structure: monthly recurring charge plus temporary bandwidth and revenue share
- Long-term contracts recently renewed with top customers
- **2019 Revenue: $70 million**

Vessels by Service / Geography

YE 2019	Americas & APAC	EMEA	Total
Connectivity	18	42	**60**
TV	93	83	**176**
Both	42	14	**56**
Total	**153**	**139**	**292**

Key Customers

Azamara Club Cruises
Carnival
Celebrity Cruises
Disney Cruise Line
Holland America Line
NCL Norwegian Cruise Line
P&O Ferries
TUI Cruises
Royal Caribbean International

Services Offered

Passenger TV (Live, VOD and To Device)

Passenger Wi-Fi (Free and streaming class services)

Passenger Portals and Retail

Traffic and QoE configuration (Application Management)

Port-Based Terrestrial Network



Cellular Roaming

WiFi for Crew

Crew Entertainment and VOIP Services

Multiple carrier solution and redundancy

Enterprise Operations

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MEG: Cruise Competitive Advantages Deeply embedded services core to cruise line guest experiences Strategic Growth Themes Defensible Advantages Crew & Guest Connectivity Open-architecture network – can integrate capacity from multiple operators Results in leading coverage, scalability and reliability vs. integrators & satellite operators Capability for gigabit-class throughput Proprietary network management software that maximizes satellite power efficiency Relationships with all major satellite operators Consistent service at all latitudes On-Board Entertainment Leading provider of live television services, now merging aviation and MEG licensing Capability for embedded advertising Expect to bring subscription packages to cruise ships for in-cabin entertainment Exclusive TV rights Global broadcast capabilities Over-the-air updates to local content servers Mobility Content IP portfolio Retail and Service Integration Guest portals and Internet cafes fully integrated with cruise line billing folios Local technical and retail support teams (stationed on ships) Growth from bringing aviation capabilities (movies, games, audio) to cruise ships Deep integration with cruise IT platforms On-ship support and repair teams Embedded in cruise line revenue models Expansion Services Cybersecurity for crew and passengers IoT and enterprise analytics, leveraging existing aviation systems Passenger reporting platforms Ability to cross-sell and monetize technologies built for Inflight Connectivity & entertainment Global purchasing scale and efficiencies between aviation and maritime terminals

MEG: Other Sectors

Leveraging aviation & cruise infrastructure across other MEG sectors

Yacht ($25m FY19)

- Leading provider in global high-end superyacht market (40m+ with capacity of 100+ and crew of 2-25) with 235 superyachts in fleet
- Revenue Model:
  - Fixed MRR base contract based on bandwidth capacity (Mbps) and minimal allowed layup months (months off), average contract term is 18 months
  - Temporary bandwidth sales in peak seasons (Q2 and Q3 seasonally high)

Commercial Maritime ($23m FY19)

- WiFi services for commercial shipping and Oil & Gas vessels
- Focus on Oil & Gas customers due to high bandwidth needs and strong industry relationships
- Stable recurring revenue stream (3-year average contract life)
- Growth market: 130,000 merchant vessels of which 40,000 use L-band and 30,000+ are not connected; 8,500 energy rigs / sites
- Fixed MRR revenue model based on contracted capacity; commercial shipping vessels generally purchase global coverage with low bandwidth, Oil & Gas customers buy high throughput

Enterprise & NGO ($36m FY19)

- Operates through three sub-segments:
  - Enterprise (ex. Brazil): Provides connectivity solutions to enterprise organizations and telecommunications (through wholesale arrangements), primarily in Africa
  - Enterprise (Brazil): Connectivity provider to remote parts of Brazil, primarily with government agencies
  - UN & NGO: Connectivity provider to various UN agencies
- Services: Connectivity, equipment sales, installations, repair
- Revenue Model:
  - Fixed MRR based on sale of Mbps (for managed services customers) or MHz (for communications customers)

Government ($16m FY19)

- Sub-prime contractor to U.S. military and various 3-letter agencies with strong growth runway through strategic relationships with key prime vendors
- Provide mission-critical connectivity for the U.S. government & military across air, sea and land
- Revenue Model:
  - Fixed MRR base contract based on bandwidth capacity (Mbps, MHz, and Teleport Services)
  - Revenue upside through continued site program through government welfare programs
  - Confidential programs

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Global Eagle

MEG: Other Competitive Advantages

Global footprint, secure infrastructure and high throughput capabilities

	Strategic Growth Themes	Defensible Advantages
Superyachts	• High throughput services (100Mbps+) • Live television and entertainment services • Wireless entertainment for crews • Business jet ownership	• Global sales and support capability • Bandwidth flexibility by leveraging existing capacity for aviation, cruise markets • Studio relationships and buying power
Commercial Shipping & Energy/Oil and Gas	• Consistent and reliable bandwidth services • Able to guarantee bandwidth throughput and reliability for safety-sensitive O&G programs • Entertainment services for remote workers	• Control over network and data routing required for cybersecurity and IoT programs • Bandwidth coverage and flexibility, including northern latitudes • Global repair and support teams
Enterprise/NGO	• Focusing market relationships on high value backhaul services • Exiting certain legacy relationships due to 4G/5G and fiber displacement of VSAT	• Global coverage and high-speed capability • Redundancy from multiple satellite operators • Ground network control
Government	• Growth in maritime and aviation programs for soldier connectivity, intelligence & surveillance • Secure communications over public telecom infrastructure	• NRM and network control technology • Ability to dynamically route traffic for security • Secure/classified/DISN authorization

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Global Eagle

MEG: Long-Term Earnings Trends Summary Forecast ($ in millions) Note: “Segment Adjusted EBITDA” reflects our three reporting units’ (IFC and MEG represent subdivisions of our Connectivity segment) Adjusted EBITDA with negative adjustments to reflect shared costs (and, in certain cases, related addbacks) allocated based on relative percentages of gross profit Cash Gross Profit calculated by adding back Cost of Sales Depreciation to Gross Profit Depreciation includes Cost of Sales Depreciation and Operating Expense Depreciation Addbacks include Other Income / Expense, Stock Based Compensation, Extra Audit Fees, Severance Fees, Retention Fees, among other items Refer to Non-GAAP EBITDA Reconciliations (page 3) for other Addbacks Revenue Segment Adjusted EBITDA ($ in millions) ($ in millions) Expect two-year recovery from COVID-19 impact

Business Plan Presentation Section Six Transformation Plan Considerations Investor Presentation (Confidential & Subject to Operative NDA) Subject to FRE 408

Global Eagle Evolution Acquisitions not fully integrated, creating administrative complexity and inconsistent business practices Excess operating costs driven by redundant headcount and global footprint Legacy operations complicated introduction of technological innovations Margin challenges increased in certain businesses due to competition and technological changes Limited ability to capture synergies across business Historical lack of integration and strategic vision caused a variety of challenges Fundamentally strong, well-positioned business with substantial potential Formed via acquisition of industry leaders in In-Flight Connectivity and content in 2013 Developed airline capabilities then expanded to MEG through EMC acquisition in 2016 Mobile connectivity demand is rapidly expanding with relatively few global players Satellite network design enables scaling across businesses Customer and supplier relationships ensure a baseline level of visibility with growth – growth, margin and synergy potential Challenges exacerbated by historical technical audit and financial control issues Market leader transforming to realize potential

Transformation Priorities Pursued transformation programs with clear progress Global Eagle expects to continue its transformation through COVID to restore its trend of profitable growth and drive value creation in the post-COVID environment Transformation priorities: Remediate material weakness in internal control over financial reporting Status: In process Remove excess operating cost, improve integration and reduce complexity Status: In process, with real progress to date Includes ongoing strategic review of certain non-core business services Includes announced Phase I, II and III cost reduction programs Expand capability to capture growth, with margin enhancement and synergies between Connectivity and Media & Content, and between Aviation and MEG Status: In process

Successful Implementation of Phases I and II

Contributed to $88 million YoY improvement in FY19 free cash flow[(1)]

Track Record of Execution

- **Phase I - completed:** FY18 reduced operating expenses including management layers
  - Impact: **$20 million** annualized benefit
- **Phase II - completed:** FY19 reduced ~200 roles (15%) with continued integration, lower professional services and lower travel & entertainment
  - Impact: **$40+ million** annualized benefit
- **Phase III - initiated:** Transitioning to **Transformation 2022,** an expanded and accelerated 2-year plan
  - Transformation 2022, currently underway, involves cost cuts driven by business model simplification and catalyzed by COVID-19
  - Improved network efficiency and economics combined with labor and footprint rationalization
  - Expected Impact: **Additional $30 million** run-rate in 2020, **increasing to $50+ million** by 2022

PHASE II COMPLETED



Labor
$34.3
$28.0
3Q'18
3Q'19
Travel & Entertainment
$3.4
$1.6
3Q'18
3Q'19



Professional Services
$9.9
$7.6
3Q'18
3Q'19

Phase III Plan

Transitioning to 2-year **Transformation 2022** cost saving plan, with $50+ mm run-rate savings

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(1) Free Cash Flow in this Presentation is defined in the "Non-GAAP Financial Measures" slide in the back of this presentation

Global Eagle

Transformation 2022 Plan Media & Content Cost Reductions Procurement / Network Efficiency Re-domiciling back-office and media work Creating centers of excellence Reducing one-time items and resolving material weaknesses through business process re-engineering Focusing on capacity, optimization and utilization – IFC, MEG and M&C Repackaging content for COVID environment Structure in support of shift in M&C Potential Run-Rate Benefit Expected Realization Comments 2020 2021 Aviation Network $11 $4 $7 Improve efficiency through integration and simplification MEG Network 3 3 - Content Licensing and COS 11 7 2 Business model transition Optimization Streamlining 18 5 13 Centers of excellence, automation and operating efficiency T&E 3 1 1 Pro. Services 5 1 4 Total $50 $21 $27 Additional ~$2mm of run-rate cost savings realized in 2022 and beyond Expanding Phase III into multi-year cost structure transformation ($ in millions)

Capital Expenditure Plan Already-deployed network capacity, coverage and ground equipment able to support much of existing and go-forward capacity requirements Run-rate annual maintenance capex anticipated to be less than $20mm Limited capex in 2020 during the COVID crisis Growth capex anticipated in years 2020-2023 to support cost reduction and margin enhancement initiatives Overview Capital Expenditure Plan Anticipated growth and development capital expenditures from 2020 – 2023 consist of: Upgrades to improve efficiency and support higher throughput services Electroactive flat panel antenna development (or similar next generation antenna technology) New hardware related programs Forecasted Capital Expenditure ($ in millions) Necessary to support transformation and strengthen barriers to entry

Conclusion Global Eagle remains among the few mobile connectivity providers with a global, integrated satellite network Expect to capture upside from increasing demand in mobile connectivity Responding to COVID-19, management accelerated ongoing integration activities Business units are currently geographically and functionally disparate Programs underway to consolidate headcount, shift production and digitize infrastructure Post-transformation, execute on our strategic vision effectively and cost-efficiently Expect transformation investments to strengthen existing barriers to entry and market position We expect improved operations and a right-sized capital structure can position Global Eagle to grow and thrive as normalcy returns Adj. EBITDA(1) forecast to increase from $32mm in 2020 to $169mm by 2023 Transformation expected to position Global Eagle to thrive post-COVID Despite the near-term challenge of COVID-19, we project Global Eagle’s business to exit the crisis with an improved market position and cost structure Adjusted EBITDA in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation

Business Plan Presentation Section Seven Financial Outlook Investor Presentation (Confidential & Subject to Operative NDA) Subject to FRE 408

Historical and Forecast Performance Global Eagle expects to return to pre-COVID levels of financial performance by 2022 and continue its trend of positive business momentum thereafter ($ in millions) ($ in millions) Historical and Projected Revenue Historical and Projected Adjusted EBITDA(1) Adjusted EBITDA in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation

COVID Impact: Financial Considerations H1 Revenue Bridge H1 Adjusted EBITDA Bridge(1) ($ in millions) ($ in millions) Expect 1H’20 decline driven by COVID-19 revenue contraction, offset by variable cost structure Media & Content revenue most affected by COVID-19 MEG and IFC affected by reduction in cruise activity and flight levels and decrease in new aircraft shipments Media & Content revenue continues to decline through the transition of the business model IFC recovers as equipment revenue increases and B737 MAX returns to service, with MEG impacted by lower cruise passenger density Variable cost structure, particularly in Media & Content, preserves EBITDA as revenue declines Continued COS benefit through recovery due to COVID-catalysed cost structure improvements Adjusted EBITDA in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation

Key Assumptions Easing of flight restrictions from late 2020, with activity gradually recovering into summer of 2021 Cruises revenue decline during COVID: unit revenue recovers to pre-COVID levels by the end of 2020, unit volume return by mid-2021 and grows thereafter COVID Recovery Monthly recurring revenue is anticipated to be largely insulated from COVID New customer growth and network upgrades drive performance post-COVID IFC Contracted vessel count largely flat with no growth in customer count 2020 ARPU drops from 2019 levels, with gradual restoration Exit from enterprise business offset by government opportunities and yacht and commercial growth MEG Major airlines return to normal flight levels by mid-2021, full return to normal levels by end of 2021 New revenue business model from 2021, with unit revenue improvement through 2023 M&C Accelerated implementation of cost reduction program Comprehensive facility rationalization and centers of excellence Operating Expenses Limited ongoing annual maintenance capex of < $20mm Growth capex spent primarily on network and hardware maintenance and upgrades Capex Expectations Expect DSO return to normal by mid-2021 Inventories build as needed to deliver backlog Working Capital

Forecast Revenue Bridge Forecast Revenue Bridge (2019 – 2021) ($ in millions)

Long-Term Forecast (1) Includes Cost of Sales Depreciation and Operating Expense Depreciation Adjusted EBITDA in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation Other includes JV EBITDA Addbacks, JV Dividends, and Below the Line Costs including Audit Related Professional Fees, Headcount reductions, Exchange Listing Fees, Board of Directors Fees, and Miscellaneous other expenses ($ in millions) (3) (2) (2)

Non-GAAP EBITDA Reconciliation EBITDA to Unlevered Free Cash Flow Bridge Note: Public Company Cost Savings of $9.9mm in total subject to one-time implementation cost of $8.0mm in FY20. Key categories include reduction in audit professionals ($5.9mm), reduction in D&O insurance (~$2mm and other miscellaneous G&A items (~$2mm) Includes WMS and Santander Depreciation ($ in millions)

Working Capital Considerations Accounts Receivable(1) Accounts Payable(2) As of May 31, 2020 45% of Accounts Receivable is current (not yet due), 17% of Accounts Receivable between 0-30 days past due, 13% between 31-60 days past due, and 25% in excess of 60 days past due 9% of Accounts Payable is current (not yet due), 15% of Accounts Payable between 0-30 days past due, 15% between 31-60 days past due, and 61% in excess of 60 days past due

Potential Recapitalization Costs and Benefits Note: Preliminary analysis, subject to ongoing change Reflects mid-point of estimates. Outcome is uncertain Subject to implementation path and ongoing tax diligence Does not include consensual renegotiation and / or modifications of existing arrangements Already included in base case forecast. In addition, one-time implementation cost of $8mm that would offset year 1 benefit Includes $3.6mm of vendor notes payable; ~$16mm of Accounts Payable balance associated with foreign subsidiaries Potential Considerations Accounts Payable Detail Not Reflected in Baseline Projections

Capital Structure Overview Capital Structure (as of March 31, 2020) ($ in millions) Does not include amortization (1)

Risks and Opportunities Faster-than-forecast recovery of aviation and maritime markets Collections recover faster than expected Direct government stimulus benefits Changes in vendor contracts Additional customer wins Boeing 737 MAX grounding lifted and/or production ramped up sooner than forecast Opportunities Risks Extended uncertainty and impact on travel sector caused by COVID-19 COVID social distancing extends further than forecast Government-directed aircraft groundings and cruise-line suspensions that trigger cancellation provisions Customer insolvencies (unrecoverable A/R) and/or relationship loss with key accounts Fleet retirements beyond levels in forecast Timing of Boeing 737 MAX production ramp-up and resumption of scheduled service We forecast Adj. EBITDA(1) to exceed pre-COVID levels by FY 2022 We take a balanced view of COVID impact with our base case return taking two years to recover Adjusted EBITDA in this Presentation is defined in the “Non-GAAP Financial Measures” slide in the back of this presentation

Business Plan Presentation Section Eight Appendix Investor Presentation (Confidential & Subject to Operative NDA) Subject to FRE 408

Non-GAAP Financial Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States, or GAAP, we present EBITDA, Adjusted EBITDA and free cash flow, which are non-GAAP financial measures, as measures of our performance. The presentations of EBITDA, Adjusted EBITDA and free cash flow are not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss), cash flows from operations or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flows or liquidity. Further, we note that Adjusted EBITDA as presented herein is defined and calculated differently than the “Consolidated EBITDA” definition in our senior secured credit agreement and in our second lien notes, which Consolidated EBITDA definition we use for financial-covenant-compliance purposes and as a measure of our liquidity. We have not provided a reconciliation of forward-looking non-GAAP measures, primarily due to the variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to us without unreasonable efforts. EBITDA, Adjusted EBITDA and free cash flow are three of the primary measures used by our management and Board of Directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short- and long-term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the Compensation Committee of our Board of Directors to establish the funding targets for (and subsequent funding of) our Annual Incentive Plan bonuses for our employees. We believe our presentation of EBITDA, Adjusted EBITDA and free cash flow is useful to investors both because it allows for greater transparency with respect to key metrics used by our management in their financial and operational decision-making and because our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements. We define Adjusted EBITDA as EBITDA (net income (loss) before (a) interest expense (income), (b) income tax expense (benefit) and (c) depreciation and amortization), as further adjusted to exclude (when applicable in the period) (1) change in fair value of financial instruments, (2) other (income) expense, including  (gains) losses from foreign-currency-transaction (gains) and from other investments, which include impairment charges relating to our joint ventures, (3) goodwill impairment expense, (4) stock-based compensation expense, (5) strategic-transaction, integration and realignment expenses (as described below), (6) auditor and third-party professional fees and expenses related to our internal-control deficiencies (and the remediation thereof) and complications in our audit process relating to our control environment, (7) (gain) loss on disposal and impairment of fixed assets, (8) non-ordinary-course legal expenses (as described below), (9) losses related to significant customer bankruptcies or financial distress (as described below) and (10) expenses incurred in connection with grounded aircraft resulting from orders, airworthiness directives and other regulations issued by U.S. and foreign civil aviation authorities. Management does not consider these items to be indicative of our core operating results.

Non-GAAP Financial Measures (Cont.) “Losses related to significant customer bankruptcies or financial distress” includes (1) our provision for bad debt associated with significant bankruptcies or financial distress of our customers, (2) the costs (e.g., content acquisition fees) that we incurred to maintain service to those customers during their bankruptcy proceedings in order to preserve the customer relationship and (3) costs relating to providing services to customers for whom we recognize revenue on a cash basis due to their financial distress. “Non-ordinary-course legal expenses” includes third-party professional fees and expenses and estimated loss contingencies, provisions for legal settlements and other expenses associated with non-ordinary-course employment, corporate and intellectual-property-infringement disputes. “Strategic-transaction, integration and realignment expenses” includes (1) transaction and procurement-related expenses and costs (including third-party professional fees) attributable to acquisition, financing, investment and other strategic-transaction activities (including for new product and proof-of-concept testing), (2) integration and realignment expenses and allowances, (3) employee-severance, -retention and -relocation expenses, (4) purchase-accounting adjustments for deferred revenue, costs and credits associated with companies and businesses that we have acquired through our M&A activities and (5) estimated loss contingencies, provisions for legal settlements and other expenses related to claims at companies or businesses that we acquired through our M&A activities for underlying liabilities that pre-dated our acquisition of those companies or businesses. We define free cash flow as cash flows from operating activities less capital expenditures. Free cash flow does not represent our residual cash flow available for discretionary expenditures, since we have mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure.